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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST EVENT REPORTED: January 7, 2002


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

               TEXAS                                   74-1611874
  (State or other jurisdiction of          (I.R.S. Employer Identification No.)
  incorporation or organization)

      15835 Park Ten Place Drive                          77084
            Houston, Texas                              (Zip Code)
  (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800


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



ITEM 7.  EXHIBITS


EXHIBIT 99.1      CONTRACT STATUS SUMMARY AT JANUARY 7, 2002


ITEM 9.    REGULATION FD DISCLOSURE

     The ATWOOD EAGLE has been awarded a contract by Eni S.p.A. - Agip Divison ("AGIP") to drill one well off the coast of Sicily. The contract also provides AGIP with an option to drill one additional well immediately following the completion of the ATWOOD EAGLE'S upgrades, which is estimated to be around September 2002. The operating dayrate for the firm well is $90,000, with the well estimated to take 30 to 45 days to complete. AGIP is paying rig mobilization costs from Egypt to Sicily. AGIP is also paying approximately $700,000 for upgrades to the ATWOOD EAGLE to meet certain Italian requirements. Additionally, prior to commencing drilling operations, the rig must undergo certain Italian inspections estimated to take five to ten days to complete, with a dayrate of $63,750 paid during this process. Immediately upon completion of drilling operations (estimated end of February 2002) the rig will be moved to a shipyard in Greece, with a two vessel and fuel provided by AGIP to commence its approximate $90 million water-depth upgrade and refurbishment.

     Additional information with respect to the Company's contract status summary at January 7, 2002 is attached hereto as EXHIBIT 99.1, which is being furnished in accordance with Rule 101 (e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2001, filed with the Securities and Exchange Commission.





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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ATWOOD OCEANICS, INC.
                                                   (Registrant)



                                                   /s/ James M. Holland
                                                   James M. Holland
                                                   Senior Vice President

                                                   DATE:      January 7, 2002

                                  EXHIBIT INDEX


EXHIBIT NO.                                 DESCRIPTION


99.1     Contract Status Summary at January 7, 2002


                                                                                                       EXHIBIT 99.1

                                      ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                             CONTRACT STATUS SUMMARY
                                                AT JANUARY 7, 2002

NAME OF RIG              LOCATION        CUSTOMER                 CONTRACT STATUS
------------------      -----------      --------                 --------------------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON            PHILIPPINES     SHELL PHILIPPINES        The rig's current contract terminates upon
                                         EXPLORATION B.V.         completion of the present work in progress,
                                                                  estimated to be early 2002.  Immediately
                                                                  upon  completion of the current contract, the
                                                                  rig will be moved to Malaysia to commence a
                                                                  drilling program for Sarawak Shell Berhad and
                                                                  Sabah Shell Petroleum Company Ltd. ("Shell"). The
                                                                  drilling contract includes five firm wells
                                                                  plus provides Shell with options to drill five
                                                                  additional wells and  could extend  approximately
                                                                  one-year if all ten wells are drilled.

ATWOOD HUNTER            EGYPT           BURULLUS GAS COMPANY     The rig has commenced an eleven-well drilling
                                                                  program estimated to take between 280 and 340 days
                                                                  to complete.

ATWOOD EAGLE             MEDITERRANEAN   ENI S.P.A. - AGIP        The rig has a contractual commitment to drill
                         SEA             DIVISION ("AGIP")        one-well off the coast of Sicily (estimated to take
                                                                  30 to 45 days to complete) with AGIP having an
                                                                  option to drilling one additional well at a
                                                                  future date.  An approximate $90 million upgrade of the
                                                                  rig is planned immediately upon the rig completing its
                                                                  current contractual commitments, and taking
                                                                  around six months shipyard time to complete.
                                                                  Contract opportunities to commence following the
                                                                  rig's upgrade are being pursued internationally.

SEAHAWK                  MALAYSIA        ESSO                     The rig's current contract terminates in November
                                         PRODUCTION               2003, with an option for the Operator to extend.
                                         MALAYSIA INC.

ATWOOD SOUTHERN          MEDITERRANEAN   ISRAMCO                  The rig has contractual commitments in Israel and
CROSS                    SEA                                      Egypt which should keep the rig employed until the
                                                                  fourth quarter of fiscal 2002.

SEASCOUT                 UNITED STATES                            The SEASCOUT was purchased in December 2000 for
                         GULF OF MEXICO                           future conversion to a tender-assist unit, similar
                                                                  to the SEAHAWK, once an acceptable contract
                                                                  opportunity is secured.






CANTILEVER JACK-UPS -
----------------------
VICKSBURG                MALAYSIA -      CARIGALI - TRITON        The rig has commenced a drilling program expected
                         THAILAND        OPERATING COMPANY        to include 31 wells (estimated to take around 540
                         JOINT           ("CTOC")                 days).  CTOC has the option of canceling the
                         DEVELOPMENT                              contract at any time after giving a sixty-day
                         AREA                                     written notice of termination.

ATWOOD  BEACON           UNDER
                         CONSTRUCTION
                                                                  The Company expects the construction of this
                                                                  ultra-premium jack-up drilling unit to be
                                                                  completed in June 2003.
SUBMERSIBLE -
--------------
RICHMOND                 UNITED STATES   SAMEDAN OIL              The rig is currently drilling one-well estimated to
                         GULF OF MEXICO  CORPORATION              be completed in February 2002, with Samedan having
                                         ("SAMEDAN")              an option to drill one additional well at a
                                                                  future date.  Contract opportunities following
                                                                  completion of the current well are being pursued.

MODULAR PLATFORMS -
--------------------
RIG-200                  AUSTRALIA                                The rig is available for contract since it became idle
                                                                  in June 1999.

                           MANAGEMENT/LABOR CONTRACTS


GOODWYN 'A' /NORTH       AUSTRALIA       WOODSIDE ENERGY LTD.     There is currently an indefinite planned break in
RANKIN 'A'                                                        drilling activity for the two client-owned rigs.
                                                                  The Company is involved in maintenance of the two rigs
                                                                  for future drilling programs.

